UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 5, 2020

Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 NE Moore Court
Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)

(503) 268-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LSCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lattice Semiconductor Corporation 2013 Incentive Plan

On May 5, 2020, the stockholders of Lattice Semiconductor Corporation (the “Company”) approved the Lattice Semiconductor Corporation 2013 Incentive Plan, as amended and restated (the “Amended 2013 Plan”), at the Company’s annual meeting of stockholders (the “Annual Meeting”). The Amended 2013 Plan was previously approved by the board of directors of the Company (the “Board”), upon the recommendation by the Compensation Committee of the Board (the “Committee”), subject to stockholder approval at the Annual Meeting.

The Amended 2013 Plan increased the number of shares of our common stock available for issuance under such plan to 32,640,000 shares. A detailed summary of the Amended 2013 Plan can be found in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 23, 2020, as amended and restated in part on April 2, 2020 (the “Proxy Statement”), which description is incorporated herein by reference. This summary does not purport to be complete and is qualified in its entirety by the full text of the Amended 2013 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders representing 116,528,351 shares, or 86.69% of the outstanding shares of common stock of the Company as of the March 11, 2020, the record date for the Annual Meeting, were present in person or by proxy. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows.

Proposal 1: Election of Directors

Our Board is currently comprised of nine members. Each of the nine nominees for director was elected for a term of one year, and the voting results are set forth below:

Nominee	For	Withheld	Broker Non-Votes
James R. Anderson	116,371,145	157,206	0
Robin A. Abrams	110,746,401	5,781,950	0
John Bourgoin	116,352,140	176,211	0
Mark E. Jensen	115,016,866	1,511,485	0
Anjali Joshi	116,380,333	148,018	0
James P. Lederer	115,004,589	1,523,762	0
John E. Major	112,945,961	3,582,390	0
Krishna Rangasayee	116,312,644	215,707	0
D. Jeffrey Richardson	116,360,008	168,343	0

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

The advisory vote to approve the executive compensation of the Company’s named executive officers was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
114,805,074	1,651,151	72,126	0

Proposal 3: Approval of the Amended Lattice Semiconductor Corporation 2013 Incentive Plan

The proposal to approve the Amended 2013 Plan was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
109,147,454	7,308,300	72,597	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
10.1	Lattice Semiconductor Corporation 2013 Incentive Plan, as amended and restated (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 23, 2020).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION
		By:	/s/ Byron W. Milstead
Date:	May 11, 2020		Byron W. Milstead Corporate Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Lattice Semiconductor Corporation 2013 Incentive Plan, as amended and restated (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 23, 2020).
104	Cover Page Interactive Data File (formatted as Inline XBRL).